THE MANAGERS FUNDS
                 INCOME FUNDS

       Supplement dated June 7, 1999 to
         Prospectus and Statement of
  Additional Information dated April 1, 1999

The following information supercedes that contained in the Prospectus and the Statement of Additional Information.

Intermediate Mortgage Fund
     On June 4, 1999, the Board of Trustees of
The  Managers Funds determined that it was  in
the  best  interests  of the  shareholders  of
Managers   Intermediate   Mortgage   Fund   to
liquidate the Fund.  Accordingly, the Board of
Trustees  approved a plan of  liquidation  and
termination of Managers Intermediate  Mortgage
Fund.   It is expected that the assets of  the
Fund,  net of liabilities (including  a  small
amount set aside for the liabilities and debts
that  may  be  incurred after the distribution
date)  will be distributed to shareholders  in
complete  redemption of  their  shares  on  or
before   July   16,  1999.   More  information
regarding the method of distribution will be sent to all shareholders individually.



June 7, 1999